Exhibit 32

SECTION 1350 CERTIFICATION

          The undersigned certify that:

(1)     The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2003	/s/ Scott F. Drill

Scott F. Drill President and Chief Executive Officer
Date: November 12, 2003	/s/ Denni J. Lester

Denni J. Lester Vice President, Finance and Chief Financial Officer